Exhibit 10.13

ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM
DIVISION OF BUSINESS AND FINANCE
SECTION A: CONTRACT AMENDMENT

1. AMENDMENT #	2. CONTRACT #:	3. EFFECTIVE DATE OF AMENDMENT:	4. PROGRAM

13	YH14-0001-07	April 14, 2016	DHCM - ACUTE

5. CONTRACTOR NAME AND ADDRESS:

Health Choice Arizona

410 N. 44th Street, Suite 900

Phoenix, AZ 85008

6.	PURPOSE: To allow for payment of rural hospital inpatient reimbursement pursuant to A.R.S. §36-2905.02.

7.	THE ABOVE REFERENCED CONTRACT IS HEREBY AMENDED AS FOLLOWS:

The Contractor will be paid the attached supplemental payment amounts to increase rural hospital inpatient reimbursement. The supplemental payment amounts are allocated to the appropriate risk groups based on historical utilization. AHCCCS requires that the Contractor make one-time payments to each rural hospital as prescribed on the attached schedule, pursuant to A.R.S. §36-2905.02, to increase inpatient reimbursement to these small rural hospitals.

The Contractor shall make the prescribed payments to the rural hospitals 15 days from receipt of the funds and submit proof of payment to the rural hospitals to the Finance Manager of the Division of Health Care Management 30 days from receipt of the funds.

The regular per member per month capitation rates for the period of October 1, 2015 through September 30, 2016 remain unchanged unless otherwise modified by contract amendment.

8.	EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.

IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT

9. SIGNATURE OF AUTHORIZED REPRESENTATIVE:	10. SIGNATURE OF AHCCCS CONTRACTING OFFICER:

TYPED NAME:	TYPED NAME:
MIKE UCHRIN	MEGGAN HARLEY

TITLE:	TITLE:
CHIEF EXECUTIVE OFFICER	PROCUREMENT MANAGER

DATE:	DATE:
3/11/16	2/25/2016

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